UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 7, 2022 (February 1, 2022)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

wisconsin	001-7635	39-0667110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street         Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

APPOINTMENT OF NEW DIRECTOR

On February 1, 2022, the Board of Directors of Twin Disc, Incorporated (the “Company”) increased the size of the Board of Directors from seven to eight, and appointed Juliann Larimer as a member of the Board of Directors of the Company to fill the vacancy created by the expansion of the Board of Directors. Ms. Larimer’s appointment to the Board of Directors was effective immediately upon her appointment. Ms. Larimer is in the class of directors whose terms will expire in 2022, and the Board of Directors intends to nominate her for reelection to the Board of Directors at the 2022 Annual Meeting of Shareholders. Ms. Larimer is not expected to serve on any committees of the Board of Directors.

Ms. Larimer is eligible to participate in the Twin Disc, Incorporated 2020 Stock Incentive Plan for Non-Employee Directors and will be paid an annual retainer comprised of both cash and restricted shares of the Company’s common stock.  Ms. Larimer will be paid a pro-rated portion (pro-rated as of February 1, 2022) of the annual director retainer of $140,000, which shall be comprised of $48% in cash and 52% in restricted shares. The cash portion of Ms. Larimer’s retainer will be paid quarterly, and the restricted stock portion of her retainer was calculated as of February 1, 2022 and issued on February 7, 2022.  Ms. Larimer’s shares of restricted stock will vest as of the Company’s 2022 Annual Meeting of Shareholders, provided she continues to serve on the Company’s Board of Directors as of such date.

There is no arrangement or understanding between Ms. Larimer and any other person pursuant to which Ms. Larimer was appointed as a member of the Board of Directors of the Company. There are no transactions in which Ms. Larimer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2022	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary